August 2022 Aviat Networks Nominees Offer Path to Value for Ceragon Networks Shareholders

AVIAT NETWORKS FORWARD-LOOKING STATEMENTS 2 The information contained in this presentation includes forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Such statements include, without limitations, statements regarding the proposed transaction between Aviat and Ceragon, the results of the requested extraordinary general meeting of shareholders of Ceragon, Ceragon’s actions in connection therewith, and any potential related litigation. All statements, trend analyses and other information contained herein regarding the foregoing beliefs and expectations, as well as about the markets for the services and products of Aviat and trends in revenue, and other statements identified by the use of forward-looking terminology, including, without limitation, "anticipate," "believe," "plan," "estimate," "expect," "goal," "will," "see," "continue," "delivering," "view," and "intend," or the negative of these terms or other similar expressions, constitute forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, forward-looking statements are based on estimates reflecting the current beliefs, expectations and assumptions of the senior management of Aviat regarding the future of its business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Such forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. Forward-looking statements should therefore be considered in light of various important factors, including those set forth in this document. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause actual results to differ materially from estimates or projections contained in the forward-looking statements include the following: the impact of COVID- 19 on our business, operations and cash flows; continued price and margin erosion as a result of increased competition in the microwave transmission industry; our ability to realize the anticipated benefits of any proposed or recent acquisitions, including our proposed transaction with Ceragon, within the anticipated timeframe or at all, including the risk that proposed or recent acquisitions will not be integrated successfully; the results of the extraordinary general meeting of Ceragon’s shareholders; the impact of the volume, timing, and customer, product, and geographic mix of our product orders; the timing of our receipt of payment for products or services from our customers; our ability to meet projected new product development dates or anticipated cost reductions of new products; our suppliers’ inability to perform and deliver on time as a result of their financial condition, component shortages, the effects of COVID-19 or other supply chain constraints; the effects of inflation and the timing and extent of changes in the prices and overall demand for and availability of our inputs; customer acceptance of new products; the ability of our subcontractors to timely perform; weakness in the global economy affecting customer spending; retention of our key personnel; our ability to manage and maintain key customer relationships; uncertain economic conditions in the telecommunications sector combined with operator and supplier consolidation; our failure to protect our Intellectual property rights or defend against Intellectual property infringement claims by others; the results of our restructuring efforts; the ability to preserve and use our net operating loss carryforwards; the effects of currency and interest rate risks; the effects of current and future government regulations, including the effects of current restrictions on various commercial and economic activities in response to the COVID-19 pandemic; general economic conditions, including uncertainty regarding the timing, pace and extent of an economic recovery in the United States and other countries where we conduct business; the conduct of unethical business practices in developing countries; the impact of political turmoil in countries where we have significant business; the impact of tariffs, the adoption of trade restrictions affecting our products or suppliers, a United States withdrawal from or significant renegotiation of trade agreements, the occurrence of trade wars, the closing of border crossings, and other changes in trade regulations or relationships; and Aviat’s ability to implement our stock repurchase program or the extent to which it enhances long-term stockholder value.

AVIAT NETWORKS3 For more information regarding the risks and uncertainties for Aviat’s business, see "Risk Factors" in Aviat’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission ("SEC") on August 25, 2021 as well as other reports filed by Aviat with the SEC from time to time. Aviat does not undertake any obligation to update publicly any forward-looking statement, whether written or oral, for any reason, except as required by law, even as new information becomes available or other events occur in the future. All forward-looking statements speak only as of the date they are made and are based on information available at that time. Aviat does not assume any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements. Additional Information This document or the accompanying presentation do not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor will there be any sale of securities in any states or jurisdictions in which such offer or sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933 or an exemption therefrom. In connection with any transaction between Aviat and Ceragon that involves the issuance of Aviat shares to the Ceragon shareholders, Aviat will file a registration statement with the SEC. INVESTORS ARE URGED TO READ THE REGISTRATION STATEMENT, ANY AMENDMENTS THERETO AND OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION. Investors will also be able to obtain copies of the registration statement and other documents containing important information about each of the companies once such documents are filed with the SEC, without charge, at the SEC’s web site at www.sec.gov. FORWARD-LOOKING STATEMENTS (CONTINUED)

AVIAT NETWORKS TABLE OF CONTENTS 1. Executive Summary 2. Ceragon’s Refusal to Negotiate with Aviat 3. Value Destruction at Ceragon 4. Aviat’s Five Independent Director Nominees 5. Setting the Record Straight 6. Appendix: Why Aviat’s Acquisition Proposal Provides a Path to Value 4 Ceragon’s Refusal to Negotiate Value Destruction at Ceragon Aviat’s Five Independent Nominees Setting the Record Straight

AVIAT NETWORKS EXECUTIVE SUMMARY • Ceragon’s Board has overseen value destruction over several years marked by key strategic missteps • Aviat believes these missteps have significantly diminished Ceragon’s standalone options in a highly competitive industry • Ceragon’s Board has put up roadblocks and utilized delay tactics, effectively refusing to negotiate and ignoring an opportunity to provide value for shareholders • Aviat has proposed five highly-qualified nominees to provide a new, independent perspective on the path forward for Ceragon • Aviat’s nominees are fully independent from Aviat, and we believe they have the skills and ability to run a full, fair, transparent and robust process to ensure value is maximized for Ceragon shareholders 5 Ceragon’s Refusal to Negotiate Value Destruction at Ceragon Aviat’s Five Independent Nominees Setting the Record Straight

ABOUT AVIAT

OVERVIEW

- Aviat Networks is a leading pureplay wireless microwave transport equipment, software and services provider
  - US Headquarters (Austin, TX)
  - Global Customer Base (3000+ customers)
  - Global Manufacturing Capabilities
  - Leading Technology (200+ patents)
  - Strong Position with Global Service Providers and Private Network Operators
- End-to-End Wireless Transport Solutions Portfolio


AviatCloud

Radios, Routers, Software, Services

- Points of excellence
  - Lowest Total Cost of Ownership
  - Mission Critical Solutions Leader
  - Unrivaled Microwave Expertise
  - Unique and Compelling Innovations

REVENUE SUMMARY


Revenue by region
APAC 10%
Europe 4%
Latin America 4%
MEA 16%
North America 66%
Revenue by market
Mobile 34%
Private 66%
Revenue by product/service
Service 31%
Product 69%

GLOBAL PRESENCE, SERVICE & SUPPORT


Headquarters
R&D
Sales Office
Repair Center

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ABOUT CERAGON

OVERVIEW

Ceragon Networks Ltd. (NASDAQ: CRNT) is a provider of 5G wireless transport

Ceragon helps operators and other service providers worldwide increase operational efficiency and enhance end customers' quality of experience with innovative wireless backhaul and fronthaul solutions

Ceragon's customers, which use its solutions to deliver 5G & 4G broadband wireless connectivity, mission-critical multimedia services, stabilized communications, and other applications at high reliability and speed, include:

- Service providers
- Public safety organizations
- Government agencies
- Utility companies

REVENUE SNAPSHOT



% of revenue Last 12 months
30
25
20
15
10
5
0
Europe
Africa
North America
India
APAC
Latin America

COMPANY SNAPSHOT

+2,000	TOTAL CUSTOMERS
+1M	SYSTEMS DEPLOYED
+140	COUNTRIES WITH SYSTEMS DEPLOYED
+460	SERVICE PROVIDERS
1,000+	EMPLOYEES GLOBALLY
$1.53-$4.33	52 WEEK LOW/HIGH[(A)]

(A) Source: Capital IQ as of August 1, 2022.

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AVIAT NETWORKS8 Ceragon’s Refusal to Negotiate with Aviat Ceragon’s Refusal to Negotiate Value Destruction at Ceragon Aviat’s Five Independent Nominees Setting the Record Straight

AVIAT NETWORKS AVIAT OFFERED TO ACQUIRE CERAGON TO CREATE A LEADING WIRELESS TRANSPORT SPECIALIST Aviat’s proposal provides Ceragon and Aviat shareholders with a balance of immediate and long-term value versus continued execution risk of Ceragon’s failed strategy under the guidance of a Board with a record of value destruction • Cash component of $2.80 provides immediate and certain value • Stock component worth $0.28 per share allows shareholders to benefit from the significant upside of the combined company • Total consideration of $3.08 represents a 47% premium to the closing price of Ceragon shares on June 27, 2022, a 64% premium to the company’s 60-day volume weighted average price and a 61% premium to the company’s 90-day volume weighted average price Combination creates a global wireless transport specialist that can compete effectively against generalists across all markets and verticals Enhanced scale of combined company benefits from complementary technological expertise and significant cost savings potential 9 Ceragon’s Refusal to Negotiate Value Destruction at Ceragon Aviat’s Five Independent Nominees Setting the Record Straight

AVIAT NETWORKS CERAGON REPEATEDLY REBUFFED AVIAT’S EARLY OUTREACH 10 • May 2021: Aviat approached Ceragon to discuss a potential transaction. • July 2021: Ceragon’s Chairman Zohar Zisapel blocked Aviat from communicating with Ceragon CEO Doron Arazi, claiming that Aviat could not speak with him because he was new to his role. • October 2021: Aviat followed up to again try to meet with Mr. Arazi. Mr. Zisapel said that he was too busy. • November 2021: After patiently waiting, Aviat made an initial offer. Ceragon refused to engage, on the grounds that external factors were impacting Ceragon’s short-term market price, and that the Company would see its value increase as the result of yet-to-be-made-public internal initiatives. $2.50 $2.75 $3.00 $3.25 $3.50 $3.75 $4.00 $4.25 $4.50 3-May-21 3-Jun-21 3-Jul-21 3-Aug-21 3-Sep-21 3-Oct-21 3-Nov-21 CRNT Ceragon’s Refusal to Negotiate Value Destruction at Ceragon Aviat’s Five Independent Nominees Setting the Record Straight Between the beginning of May and the end of November, while Ceragon delayed, its stock price declined 21%.

AVIAT NETWORKS CERAGON HAS CONTINUED TO DELAY STRATEGIC DISCUSSIONS 11 • April 2022: Aviat again made an offer to Ceragon. • May 2022: Ceragon took an entire month to respond. • June 2022: Aviat’s Chairman and CEO traveled to Israel to discuss our offer in person. When met with resistance, Aviat asked Ceragon directly what price they would accept. Ceragon declined to even name a price and indicated that it would take two months to determine one. $1.50 $1.70 $1.90 $2.10 $2.30 $2.50 $2.70 $2.90 4/1/2022 5/1/2022 6/1/2022 7/1/2022 June 27: Aviat makes its offer public Mid-June: Market speculation about transaction begins Ceragon’s Refusal to Negotiate Value Destruction at Ceragon Aviat’s Five Independent Nominees Setting the Record Straight Between April and mid-June, when market speculation about a transaction began, Ceragon’s stock price declined a further 24%. CRNT

AVIAT NETWORKS AVIAT HAS A TRACK RECORD OF SUCCESSFUL STRATEGIC M&A 12 • Aviat has pursued a strategy of thoughtful, strategic M&A. The management team has a track record of successfully transforming businesses • Aviat recently completed its acquisition of Redline Communications Group, a leading provider of mission- critical data infrastructure. The deal was valued at approximately $12.9 million. This acquisition expands Aviat’s private networks segment • Aviat funded the acquisition with cash from its balance sheet • Aviat announced the transaction on April 13, 2022, and the transaction closed on July 5, 2022, demonstrating Aviat’s ability to successfully execute • In March 2009, Aviat (prior to its rebranding from Harris Stratex Networks to Aviat Networks), acquired Telsima Corporation, a developer and provider of WiMAX Forum Certified™ products for use in next-generation broadband wireless networks, for $12 million Ceragon’s Refusal to Negotiate Value Destruction at Ceragon Aviat’s Five Independent Nominees Setting the Record Straight

AVIAT NETWORKS MARKET REACTS POSITIVELY TO AVIAT’S PROPOSAL 13 AVNW and CRNT share price changes in the month following the announcement (6/27) -10.0% -5.0% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 6/24 6/26 6/28 6/30 7/2 7/4 7/6 7/8 7/10 7/12 7/14 7/16 7/18 7/20 7/22 7/24 7/26 Aviat Ceragon Ceragon’s Refusal to Negotiate Value Destruction at Ceragon Aviat’s Five Independent Nominees Setting the Record Straight

AVIAT NETWORKS14 Value Destruction at Ceragon Ceragon’s Refusal to Negotiate Value Destruction at Ceragon Aviat’s Five Independent Nominees Setting the Record Straight

AVIAT NETWORKS CERAGON’S SHARE PRICE HAS LAGGED RUSSELL 2000 Ceragon’s current Board of Directors has overseen market underperformance by 51% over the last five years 15 +35% -16% Start Date: June 27, 2017 // End Date: June 27, 2022 Source: S&P Capital IQ as of June 27, 2022. Ceragon’s Refusal to Negotiate Value Destruction at Ceragon Aviat’s Five Independent Nominees Setting the Record Straight 0 50 100 150 200 250 300 Total Shareholder Return - Last 5 Years Russell 2000 Total Return (+35%) Ceragon Total Return (-16%)

AVIAT NETWORKS16 CERAGON’S SHARE PRICE HAS LAGGED PEER GROUP Ceragon’s Refusal to Negotiate Value Destruction at Ceragon Aviat’s Five Independent Nominees Setting the Record Straight 0.0 100.0 200.0 300.0 400.0 500.0 600.0 700.0 Ceragon Networks Ltd. (-29%) Aviat Networks (+271%) Cambium Networks (+59%) Casa Systems (-71%) CommScope Holdings (-80%) Ondas Holdings (-5%) Ubiquiti (+354%) Start Date: January 3, 2017 // End Date: June 27, 2022 Source: S&P Capital IQ as of June 27, 2022.

AVIAT NETWORKS CERAGON HAS UNDERPERFORMED SINCE ITS IPO IN 2000 17 0 5 10 15 20 25 30 C e ra g o n S h a re P ri c e , $

CERAGON PURSUED A FAILED STRATEGY AND LOST

Ceragon is plagued with dire financial underperformance, strategic deficiencies, haphazard management and substandard governance.

-$48M
Free cash flow since the beginning of 2019

Mismanaged & lagging chip development

-16%
Stock performance over past 5 years (vs. +35% for Russell 2000)

Entrenched board directly tied to loss of value

-80%
Loss of value during former CEO/current ***director's tenure***

- Ceragon leaders' forecasted improvement is predominantly based on the rollout of a next generation chip that has been repeatedly delayed, first under the leadership of the Company's former CEO and current director Ira Palti, who served in the position until July 2021, and now under his successor, Doron Arazi. Yael Langer has also served on Ceragon's Board since 2000, overseeing this entire period.

- As CEO, Mr. Palti underestimated the impact of supply chain disruptions, mismanaged the chip development process, and miscalculated the anticipated timeline of the product rollout. Specifically, on August 2, 2020, Mr. Palti told shareholders that the estimated time from chip development to manufacturing to the next generation product rollout would be around 12 months, but on February 8, 2021, he revised this timeline to 18 months.

- The current management team now says the chip will be ready by the end of this year, which is already well over a year behind schedule. Given the supply challenges in the chip space, which Ceragon has itself noted may cause further delays, we see no reason to believe this timeline will hold true.

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AVIAT NETWORKS CERAGON’S STAND-ALONE PROSPECTS ARE LIMITED AND ITS CHIP STRATEGY IS FAILING Ceragon’s strategy relies on its SoC (system on chip), which has been delayed. Ceragon is attempting to vertically integrate in semiconductors. Vertical integration is problematic in most industries and is highly uncommon in the semiconductor industry. Partnering with another company is the preferred path, and partnering with companies that are basic in semiconductor chip design provides economic scale benefits and time to market advantages. Specifically, when Ceragon's new chip is eventually rolled out, we believe it will lag the market in performance. Ceragon has disclosed that the chip is designed at the 28-nano level. This is a semiconductor fab node that is limited in capacity and will result in a chip with power consumption deficits. Ceragon also posits that there is no competitive alternative to spending two or more years developing a chip in-house, but this is wrong. In contrast, Aviat partnered with an expert to create just such an alternative. Aviat's next generation SoC (developed in partnership with MaxLinear) will be a more capable commercial alternative based on a newer generation of technology than Ceragon's chip, enabling network OEMs and operators to deliver ultra-high-capacity payloads, over longer distances, with the lowest possible total cost of ownership. 19 Ceragon’s Refusal to Negotiate Value Destruction at Ceragon Aviat’s Five Independent Nominees Setting the Record Straight

AVIAT NETWORKS AVIAT HAS PARTNERED WITH MAXLINEAR TO ENSURE ONGOING LEADERSHIP 20 Aviat Enjoys Technology Leadership with Current Portfolio of Products and Will Maintain That Leadership into the Foreseeable Future • Aviat has partnered with MaxLinear on a new SoC • Based on latest generation of technology, this will be the most capable modem chip • Chip is designed to meet current and future market needs Ceragon’s Refusal to Negotiate Value Destruction at Ceragon Aviat’s Five Independent Nominees Setting the Record Straight

AVIAT NETWORKS CERAGON’S DIRECTORS ARE ENTRENCHED AND INTERCONNECTED The Board members Aviat seeks to replace – Ira Palti, Yael Langer and David Ripstein – are all tied closely either to Ceragon’s failed strategy or to Ceragon’s Chairman Zohar Zisapel and companies he founded, leads or controls. 21 • Mr. Palti was previously Ceragon’s CEO. During his tenure, he delivered shareholder returns of -21%, and as a Board member, he stands in the way of any efforts by current CEO Doron Arazi to change the Company’s course. As the architect of Ceragon’s failed chip strategy, he has wedded the Board to this strategy and now can hinder any efforts to fix the mistakes he made. • Ms. Langer has been on Ceragon’s Board since 2000, during which time the Company has seen its share price fall over 80%. She is General Counsel at RAD Data Communications and has served at several other companies in the Rad-Bynet group which are controlled by Mr. Zisapel and his brother, Yehuda. She has no disclosed ownership of Ceragon stock. • Similarly, Mr. Ripstein has disclosed no ownership of Ceragon stock, and is closely connected to Mr. Zisapel as the former CEO of RADCOM, another Rad-Bynet company. Ceragon’s Refusal to Negotiate Value Destruction at Ceragon Aviat’s Five Independent Nominees Setting the Record Straight

CERAGON'S BOARD LACKS INDEPENDENCE



The Rad-Bynet Group, established in 1975 by Ceragon Chairman Zohar Zisapel and his brother, Yehuda, is a family of voice and data communications companies.



David Ripstein served in various positions at RADCOM from 2000-2015, including President & CEO. RADCOM was founded by Zisapel and is a member of the Rad-Bynet Group.



Ira Palti served as CEO of Ceragon from 2005 to 2021. Ceragon was founded in 1996, also as a member of the Rad-Bynet Group.



Yael Langer is General Counsel at RAD Data Communications, which is part of the Rad-Bynet Group and led by Yehuda Zisapel. She has served on Ceragon's Board since 2000.

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AVIAT NETWORKS23 Aviat’s Five Independent Director Nominees Ceragon’s Refusal to Negotiate Value Destruction at Ceragon Aviat’s Five Independent Nominees Setting the Record Straight

AVIAT NETWORKS CERAGON NEEDS NEW OVERSIGHT TO UNLOCK VALUE, SPUR GROWTH AND ENABLE INNOVATION • Aviat made earnest and prolonged attempts to negotiate a friendly transaction with Ceragon and was rebuffed on numerous occasions • Due to Ceragon’s continued delay tactics and refusal to constructively negotiate, Aviat had no path forward to secure value for shareholders outside of making its offer public and nominating independent directors who will appropriately consider all opportunities to create value for Ceragon shareholders • As a 5% shareholder of Ceragon, Aviat is entitled to call for an Extraordinary General Meeting of Shareholders and did so to give shareholders the opportunity to elect a Board that will represent their best interests and explore the best path forward for the Company 24 Ceragon’s Refusal to Negotiate Value Destruction at Ceragon Aviat’s Five Independent Nominees Setting the Record Straight

AVIAT NETWORKS AVIAT HAS NOMINATED FIVE HIGHLY QUALIFIED, INDEPENDENT DIRECTORS The five nominees – Michelle R. Clayman, Paul Delson, Jonathan F. Foster, Dennis Sadlowski and Craig Weinstock – are seasoned leaders in their respective fields Each has experience leading and advising companies across a wide array of industries and situations, including: • Semiconductors, technology, financial services, industrials, manufacturing, energy and hospitality • Corporate finance, M&A, restructurings, financing transactions and more Most importantly, each of the five nominees are independent – independent of Aviat, Ceragon, and Ceragon Chairman Zohar Zisapel 25 Michelle R. Clayman Paul Delson Jonathan F. Foster Dennis Sadlowski Craig Weinstock Ceragon’s Refusal to Negotiate Value Destruction at Ceragon Aviat’s Five Independent Nominees Setting the Record Straight

AVIAT NETWORKS DIRECTOR NOMINEE: MICHELLE R. CLAYMAN • Founder, Managing Partner and Chief Investment Officer of New Amsterdam Partners LLC • Member of Board of Trustees of Stanford University • Chair of the Advisory Council of the Michelle R. Clayman Institute for Gender Research • Former President of the Society of Quantitative Analysts, as well as on the boards of the Institute of Quantitative Research in Finance and US SIF, the Forum for Sustainable and Responsible Investing • MA in Philosophy, Politics and Economics from Oxford University • MBA from Stanford University 26 Affiliations Experience Brings pivotal financial and business experience as a highly respected investment professional, academic and gender equality activist Ceragon’s Refusal to Negotiate Value Destruction at Ceragon Aviat’s Five Independent Nominees Setting the Record Straight

AVIAT NETWORKS DIRECTOR NOMINEE: PAUL DELSON 27 • Vice President and General Counsel for the Troy Corporation, a leading performance chemical manufacturing company • Former Vice President, Associate General Counsel and Chief Compliance Officer of First Solar, Inc. • Former Director, Legal Services at Applied Materials, Inc., focusing on international business transactions, venture capital, corporate finance and M&A • Over 10 years experience in private practice • JD and MBA from UCLA • BA in Organizational Behavior & Management from Brown University Affiliations Experience Contributes unmatched legal knowledge in commercial challenges and transactions directly applicable to Ceragon’s market position Ceragon’s Refusal to Negotiate Value Destruction at Ceragon Aviat’s Five Independent Nominees Setting the Record Straight

AVIAT NETWORKS DIRECTOR NOMINEE: JONATHAN F. FOSTER 28 • Founder and managing director of Current Capital Partners LLC • Has served on 36 boards, ranging from Fortune 500 companies to small, private and distressed companies • Former Managing Director at Lazard • Former EVP, COO and CFO for Toys R Us • Former Managing Director and Co-Head of Diversified Industrials at Wachovia Securities • BBA in Accounting from Emory University • MSc in Accounting and Finance from The London School of Economics • Completed executive education at Harvard Business School and the University of California, Berkeley School of Law. Affiliations Experience Provides extensive experience in investment banking, M&A, and corporate management to evaluate proposed transaction and oversee value creation Ceragon’s Refusal to Negotiate Value Destruction at Ceragon Aviat’s Five Independent Nominees Setting the Record Straight

AVIAT NETWORKS DIRECTOR NOMINEE: DENNIS SADLOWSKI 29 Affiliations Experience Holds track record of achieving exceptional financial results for companies across the globe, including both strong organic growth and strategic acquisitions • Accomplished Chief Executive Officer, Board Member, and C-suite Advisor serving domestic and international businesses in various industrial manufacturing and services industries • Former CEO of Siemens Energy and Automation, a $4 billion, 12,000-employee operating company of Siemens AG • Former CEO of CECO Environmental, CEO of International Battery, and COO (North America) of LSG Sky Chefs • BS in Chemical and Nuclear Engineering from the University of California, Berkeley • MBA from Seattle University Ceragon’s Refusal to Negotiate Value Destruction at Ceragon Aviat’s Five Independent Nominees Setting the Record Straight

AVIAT NETWORKS DIRECTOR NOMINEE: CRAIG WEINSTOCK 30 Affiliations Experience Supplies wealth of experience in corporate governance and compliance partnered with profitability and growth • Senior Vice President and General Counsel of National Oilwell Varco (NOV) • Former partner at Locke Lord Bissell & Liddell, LLP and clerk for U.S. District Court Judge Robert Parker • Experience counseling Boards of Directors, Audit Committees and management regarding securities, governance, anti-corruption, trade compliance and other matters • Has prosecuted and defended numerous cases involving complex securities and derivative issues • BA from the State University of New York at Albany • JD from Vanderbilt University Law School Ceragon’s Refusal to Negotiate Value Destruction at Ceragon Aviat’s Five Independent Nominees Setting the Record Straight

AVIAT NETWORKS AVIAT’S NOMINEES ARE INDEPENDENT 31 Ceragon’s Refusal to Negotiate Value Destruction at Ceragon Aviat’s Five Independent Nominees Setting the Record Straight

AVIAT NETWORKS AVIAT’S NOMINEES HAVE RELEVANT EXPERTISE 32 Ceragon’s Refusal to Negotiate Value Destruction at Ceragon Aviat’s Five Independent Nominees Setting the Record Straight The Ceragon Board’s experience is skewed too heavily towards telecom. With experience in semiconductors and other industries, Aviat’s nominees can bring relevant industry expertise while also broadening the Board’s knowledge base and skill set.

AVIAT NETWORKS AVIAT’S NOMINEES WILL CONDUCT A COMPREHENSIVE STRATEGIC REVIEW PROCESS DURING FIRST 100 DAYS • Should Aviat’s nominees be elected, they will independently evaluate Ceragon’s potential M&A transactions (including Aviat’s proposal) • As members of Ceragon’s Board, they will help the Board make an objective decision about Aviat’s proposal – and Ceragon’s path forward – using their extensive M&A, financial, legal and corporate governance expertise • They are ready to serve as Ceragon directors, and in this position, generate value for Ceragon shareholders 33 Ceragon’s Refusal to Negotiate Value Destruction at Ceragon Aviat’s Five Independent Nominees Setting the Record Straight

IMMEDIATELY INTENSIFY FOCUS ON VALUE CREATION AT CRNT

Beyond long term **"potential"** and promises, focus on meaningful strategic execution

Three Major Work Streams to drive improvement in first 100 days:

COST STRUCUTRE	R&D ROADMAP and COMPETITIVE DIFFERENTIATION	STRATEGIC ALTERNATIVES
➢ Analyze and adapt Ceragon cost structure for current value ➢ OH and G&A costs ➢ Sales, Marketing, and R&D ➢ Supply chain bottlenecks and costs ➢ Working capital and cost management	➢ Review Ceragon's chip program, its biggest investment and driver of cash burn incl. make vs buy ➢ Re-prioritize roadmap investments (e.g., R&D investment) ➢ Develop a consistent strategic approach (5G, private networks, rural broadband, Open RAN) >> winning vs Huawei	➢ Address governance and related party transactions ➢ Align leadership and executive compensation with shareholders ➢ Consider Aviat offer along with alternatives

Honest Dialog with Board and Management on Potential, Timing, and Risks

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AVIAT NETWORKS35 Setting the Record Straight Ceragon’s Refusal to Negotiate Value Destruction at Ceragon Aviat’s Five Independent Nominees Setting the Record Straight

AVIAT NETWORKS CERAGON’S ARTICLE 41 SUPPORTS PATH TO CLOSE 36 Ceragon’s interpretation of Article 41 What Article 41 actually means Ceragon claims that Aviat’s demand to appoint five directors violates its Articles. Ceragon essentially reads into Article 41 of its Articles a limitation that the vacancies to be filled must be "newly created." However, the Article speaks of “any vacancies,” meaning the Israeli Companies Law and the Ceragon Articles specifically allow the Ceragon shareholders to elect five new directors in the upcoming EGM. Ceragon’s claims are misleading and demonstrate the Board’s willingness to entrench themselves in office while ignoring the best interests of shareholders Ceragon’s Refusal to Negotiate Value Destruction at Ceragon Aviat’s Five Independent Nominees Setting the Record Straight 41. Continuing Directors in the Event of Vacancies In the event of one or more vacancies in the Board of Directors, the continuing Directors may continue to act in every matter, and may temporarily fill any such vacancy until the next Annual General Meeting, provided, however, that if they number less than the minimum number provided for pursuant to Article 38 hereof, they may only act in an emergency, and may call a General Meeting of the Company for the purpose of electing Directors to fill any or all vacancies, so that at least a majority of the number of Directors provided for pursuant to Article 38 hereof are in office as a result of said meeting.

AVIAT NETWORKS AVIAT HAS HIGHLY CONFIDENT COMMITMENTS TO FINANCE THE TRANSACTION • Aviat intends to finance the transaction with cash on hand and bank debt. On June 3, Aviat provided Ceragon's Board with copies of highly confident financing letters from three well-regarded financial institutions and agreed to provide binding commitment letters prior to signing an agreed- upon transaction. The potential financing sources have re-confirmed that each is highly confident in Aviat’s ability to obtain debt financing at this level. • Ceragon insisted on fully committed financing before even entering negotiations or due diligence. This is an off-market and unorthodox demand intended to stonewall the process. Such commitment letters typically are entered into just prior to signing the definitive merger agreement. • Ceragon's questioning of Aviat and three financial institutions is an effort to create doubt and discourage shareholders from voting for directors who will give Aviat’s proposal proper consideration. • As a point of comparison, Aviat has zero long-term debt on its balance sheet and is cash flow positive, while Ceragon doubled its debt and produced negative free cash flow in its last fiscal year. 37 Ceragon’s Refusal to Negotiate Value Destruction at Ceragon Aviat’s Five Independent Nominees Setting the Record Straight

AVIAT NETWORKS SETTING THE RECORD STRAIGHT ON OUTSTANDING CERAGON CLAIMS Ceragon says it is willing to explore value creation opportunities. In reality: • Ceragon now claims that it is "willing to transact with Aviat or any other party that delivers full, fair and certain value to our shareholders." But the Ceragon Board's own actions reveal that those are empty words. • Ceragon has consistently refused to constructively engage with Aviat, and has frequently reverted to delay tactics, such as their consistent ask for diligence items that have already been supplied. For the past year, Aviat has attempted to negotiate a premium transaction, secured financing assurances from multiple lenders, sought to engage the Board on multiple occasions, and traveled to Israel to attempt to negotiate in good faith. • Aviat agreed that the transaction would only be entered into with binding financing commitments, agreed to pay a reasonable termination fee in the remote chance that the financing commitments were not honored, and agreed that if after signing, Ceragon were presented with a superior proposal, they could terminate the transaction, subject only to abiding by customary matching rights and paying a market standard termination fee. Ceragon still refused to engage in discussions. Ceragon claims to have “substantial business momentum.” In reality: • This is inaccurate and easily refuted by facts. According to Skylight Research, in Q1 2022, Aviat was the North America revenue leader, ahead of industry giants Nokia and Ericsson. 38 Ceragon’s Refusal to Negotiate Value Destruction at Ceragon Aviat’s Five Independent Nominees Setting the Record Straight

AVIAT NETWORKS CERAGON SHAREHOLDERS DESERVE A BETTER BOARD • The Ceragon Board and management have overseen value destruction and are not positioned to drive further growth or value for shareholders. The Company’s stand- alone strategy is failing and there is no reason to believe that the current Board will turn things around. • The Ceragon Board lacks independent directors and is made up almost entirely of interlocking directorships. Nearly all Board members have either worked for, served on the board of, or been closely involved with Zohar Zisapel or the Rad-Bynet Group. • Ceragon shareholders deserve a qualified, non-interlocking Board to evaluate all opportunities for value creation, including a potential combination with Aviat Networks. • Aviat’s nominees are independent, deeply qualified, and possess the relevant expertise to fulfill their fiduciary duty as Board members. 39 Ceragon’s Refusal to Negotiate Value Destruction at Ceragon Aviat’s Five Independent Nominees Setting the Record Straight

AVIAT NETWORKS WHAT YOUR VOTE ON THE GOLD CARD MEANS This election is about whether Aviat’s five independent and highly qualified nominees should be elected and thus permitted to evaluate all possible strategies that could benefit the majority of shareholders • Vote on the GOLD proxy card FOR: ✓ The removal of three entrenched Ceragon Board members ✓ Independent, unbiased nominees who will oversee value creation ✓ Open-minded evaluation of Aviat’s proposal and what’s best for Ceragon ✓ The expertise of Michelle R. Clayman, Paul Delson, Jonathan F. Foster, Dennis Sadlowski and Craig Weinstock, who will represent the interests of all shareholders • Discard the WHITE proxy card 40 Ceragon’s Refusal to Negotiate Value Destruction at Ceragon Aviat’s Five Independent Nominees Setting the Record Straight

AVIAT NETWORKS41 Appendix: Why Aviat’s Acquisition Proposal Provides a Path to Value

TRANSACTION LEVERAGES COMBINED STRENGTHS TO SCALE INTO A GLOBAL LEADER IN WIRELESS TECHNOLOGY

	Aviat Networks	Ceragon	Aviat Networks + Ceragon
	A global provider of wireless transport products and services for 5G, rural broadband, and private networks	A global innovator and leading solutions provider of 5G wireless transport	The leading global wireless transport specialist
Scale LTM Revenue*	$297M	$295M	$592M
Complementary Geographies	66% North America 34% ROW	18% North America 82% ROW	42% North America 58% ROW
Enhanced Financials*	Adj. EBITDA: 12%	Adj. EBITDA: 6%	Adj. EBITDA: 15%+ *Post-Synergies, Year 3 Goal

Merger of complementary businesses creates scale to enhance profitability & drive growth

Customers	Markets	Technology	Operational	Strategic
Increased Scope of Supply and Execution	Enhanced Geographic & Verticals Presence	Complete Portfolio: Chips + Software + Supply Chain	Process Excellence & Service Delivery	Stronger Foundation for Diverse Growth

*Aviat LTM financials as of April 1, 2022. Ceragon LTM financials as of June 30, 2022.

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AVIAT NETWORKS COMPLEMENTARY GEOGRAPHIES AND VERTICALS 43 Minimal customer overlap Greater market vertical diversification between private networks, mobile network operators, and rural broadband providers Increased geographic exposure Reduced customer concentration North America 42% LATAM + APAC 37% Africa & Middle East 12% Europe 9% Combined Geographic Exposure Representative Combined Customers Benefits to Shareholders

AVIAT NETWORKS SIGNIFICANT SYNERGIES MAKES DEAL ATTRACTIVE FOR SHAREHOLDERS • Leverage expanded volume to drive margin expansion from supply chain sourcing and contract manufacturing • Optimize working capital by reducing excess and obsolete inventory Cost of Goods Sold • Align regional sales structures and go-to-market strategy • Increase capture rate with combined volume proposition • Eliminate duplication and dated process designs across R&D • Consolidate and reduce corporate costs and overhead required to support Operating Expenses 44 COGS and OPEX savings opportunities$35M Pro Forma Adjusted EBITDA Margin (incl. synergies)*15%+ *Reflects year 3 goal.

AVIAT NETWORKS AVIAT AND CERAGON COMBINED WOULD LEAD TO A STRONGER COMPANY TOGETHER 45 Aviat Networks LTM Financials as of April 1, 2022 Ceragon Networks LTM Financials as of June 30, 2022 Combined with Synergies Revenue $297M $295M $592M Gross Margin 36% 30% 36%* Operating Margin 9% 1% 12%* Adj. EBITDA Margin 12% 6% 15%+* *Reflects year 3 goal.

TRANSACTION WILL CONFER SUBSTANTIAL BENEFITS

Transaction Benefits	✓ Aviat's offer presents a balance of immediate and long-term value to Ceragon shareholders, allowing Ceragon and Aviat shareholders to benefit from the significant upside of the combined company ✓ Creates a global leader in microwave backhaul and wireless transport technology ✓ Combines complementary markets, customers, and expertise for a highly synergetic acquisition
Per Share Consideration	✓ $3.08 per share ✓ Cash and stock offer funded through cash on hand and debt ✓ Equity value of $259 million and implied enterprise value of $267 million ✓ $3.08 per share represents a 47% premium to the closing price of Ceragon shares on June 27, 2022, a 64% premium to the company's 60-day volume weighted average price and a 61% premium to the company's 90-day volume weighted average price
Process and Timeline	✓ As a 5% shareholder of Ceragon, Aviat called for an Extraordinary General Meeting of Shareholders and nominated five directors to expand Board and replace three existing directors ✓ If the proposed changes to the Board are approved by shareholders, Aviat hopes to engage with Ceragon's refreshed Board on its proposal ✓ Once a merger agreement is reached, we expect the transaction to close within approximately six months

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